SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

Effective immediately, the following is added to the end of the section entitled “Management of the Fund”:

As previously announced on February 23, 2021, Wells Fargo & Company entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo, which includes, in addition to Funds Management, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain Funds. In connection with the transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company.

Consummation of the transaction will result in the automatic termination of each Fund’s investment management agreement and sub-advisory agreement(s). The Funds’ Board of Trustees approved new investment management agreements with Funds Management and new investment sub-advisory agreements with each of Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, as applicable, and approved submitting the agreements to the Funds’ shareholders for approval at a special meeting of shareholders expected to be held on July 15, 2021. Shareholders of record of the Funds at the close of business on May 28, 2021, are entitled to vote at the meeting.

May 21, 2021	IFIT051/P1004SP